GILEAD FUND

Class A: ETAGX Class C: ETCGX Class I: ETILX Class N: ETGLX

HEALTHCARE & LIFE SCIENCES FUND

Class A: ETAHX Class C: ETCHX Class I: ETIHX Class N: ETNHX

each a series of Mutual Fund Series Trust (the “Funds”)

May 22, 2015

The information in this Supplement amends certain information contained in the Prospectus and Summary Prospectus for the Funds, each dated November 1, 2014, and should be read in conjunction with such Prospectus and Summary Prospectus.

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The following sentence replaces the first sentence of the second paragraph under the section of the Prospectus and the Summary Prospectus of the Eventide Gilead Fund entitled “Fund Summary/ Eventide Gilead Fund – Principal Investment Strategies” :

“The Fund’s advisor, Eventide Asset Management, LLC (“Eventide” or the “Advisor”) analyzes the performance of potential investments not only for financial strengths and outlook, but also for the company’s ability to operate with integrity and create value for customers, employees, and other stakeholders.”

The following sentence replaces the second sentence of the third paragraph under the section of the Prospectus entitled “Additional Information About the Fund’s Principal Investment Strategies and Related Risks– Principal Investment Strategies– Gilead Fund”; the first sentence of the fifth paragraph under the section of the Summary Prospectus for the Eventide Healthcare & Life Sciences Fund entitled “Fund Summary/ Eventide Healthcare & Life Sciences Fund – Principal Investment Strategies”; and the first sentence of the fifth paragraph under the section of the Prospectus entitled “Additional Information About the Fund’s Principal Investment Strategies and Related Risks– Principal Investment Strategies– Healthcare & Life Sciences Fund”:

“The Advisor analyzes each potential investment’s ability to operate with integrity and create value for customers, employees, and other stakeholders.”

The section of the Prospectus entitled “How to Buy Shares – Class A Sales Charge Waivers” is replaced in its’ entirely with the following:

“Class A Sales Charge Waivers: Each Fund may sell Class A shares at NAV (i.e. without the investor paying any initial sales charge) to certain categories of investors, including: (1) investment advisory clients or investors referred by the Fund’s advisor or its affiliates; (2) officers and present or former Trustees of the Trust; directors and employees of selected dealers or agents; the spouse, sibling, direct ancestor or direct descendant (collectively “relatives”) of any such person; any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative; if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (3) the Fund’s advisor or its affiliates and certain employee benefit plans for employees of the Fund’s investment advisor; (4) Authorized retirement plans serviced or sponsored by financial intermediaries, provided that such financial intermediary has entered into an agreement with the Fund or distributor with respect to such purchases at NAV; (5) fee-based financial planners and registered investment advisors who are purchasing on behalf of their clients, where there is an agreement in place with respect to such purchases; (6) registered representatives of broker-dealers who have entered into selling agreements with the Fund’s advisor for their own accounts; (7) participants in no-transaction-fee programs of broker dealers that have entered into an agreement with respect to such purchases; and (8) financial intermediaries who have entered into an agreement with the Fund’s distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.

Additional information is available by calling 877-771-3836.  Your financial advisor can also help you prepare any necessary application forms.  You or your financial advisor must notify the Fund at the time of each purchase if you are eligible for any of these programs.  The Funds may modify or discontinue these programs at any time.”

The following sentence is added as the last sentence of the paragraph under the section of the Prospectus entitled “How to Buy Shares – Class I Shares”:

“Availability of Class I shares is subject to agreement between the distributor and intermediary”.

The following sentence is added as the last sentence of the first paragraph under the section of the Prospectus entitled “How to Redeem Shares – Converting Shares” :

“Shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Advisor or the Fund’s distributor may be automatically converted under certain circumstances with respect to such conversions.”

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You should read this Supplement in conjunction with the Prospectus and the SAI, each dated November 1, 2014, which provide information that you should know about the Funds before investing. These documents are available upon request and without charge by calling the Funds toll-free at 1-877-771-3836 or by writing to 17605 Wright Street, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.